    As Filed With the Securities and Exchange Commission on May 22, 1998
                                                      Registration No. 333-11329
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ---------------------------
                        Post-Effective Amendment No. 2
                                  on Form S-8
                                  to Form S-4
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                           ---------------------------
                        HOUSTON INDUSTRIES INCORPORATED
               (formerly named Houston Lighting & Power Company)
              (Exact name of issuer as specified in its charter)

                          ---------------------------
                TEXAS                                        74-0694415
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                       Identification No.)

           1111 LOUISIANA
           HOUSTON, TEXAS                                       77002
    (Address of principal executive offices)                  (Zip Code)

                          ---------------------------

                 HOUSTON INDUSTRIES INCORPORATED SAVINGS PLAN
            NORAM ENERGY CORP. EMPLOYEE SAVINGS AND INVESTMENT PLAN
            MINNEGASCO DIVISION EMPLOYEES' RETIREMENT SAVINGS PLAN
     HOUSTON INDUSTRIES INCORPORATED LONG-TERM INCENTIVE COMPENSATION PLAN 1994 HOUSTON INDUSTRIES INCORPORATED LONG-TERM INCENTIVE COMPENSATION PLAN
 HOUSTON INDUSTRIES ENERGY, INC. LONG-TERM PROJECT INCENTIVE COMPENSATION PLAN
              HOUSTON INDUSTRIES INCORPORATED STOCK BENEFIT PLAN
       HOUSTON INDUSTRIES INCORPORATED STOCK PLAN FOR OUTSIDE DIRECTORS
                           (Full title of the plans)

                           ---------------------------

                                Hugh Rice Kelly
      Executive Vice President, General Counsel, and Corporate Secretary
                        Houston Industries Incorporated
                                1111 Louisiana
                             Houston, Texas 77002
                    (Name and address of agent for service)
 Telephone number, including area code, of agent for service:  (713) 207-3000
                          ---------------------------

The purpose of this Post-Effective Amendment No. 2 is to add the NorAm Energy Corp. Employee Savings and Investment Plan to the Plans under which Common Stock (and related participation interests) may be offered and sold and to reallocate 575,000 unsold shares of the Registrant's Common Stock, without par value, including associated preference stock purchase rights, registered on the Form S-4 Registration Statement prior to any Post-Effective Amendment on
Form S-8 as follows: 275,000 shares which may be offered and sold pursuant to the NorAm Energy Corp. Employee Savings and Investment Plan and 300,000 additional shares which may be offered and sold pursuant to the Minnegasco Division Employees' Retirement Savings Plan. These shares are in addition to those unsold shares reallocated by Post-Effective Amendment No. 1 on Form S-8. Remaining unsold shares reallocated to plans pursuant to Post-Effective Amendment No. 1 on Form S-8 as of March 31, 1998 total 11,434,697 shares. Remaining unsold shares registered on the Form S-4 Registration Statement that have not been reallocated pursuant to either Post-Effective Amendment No. 1 or this Post-Effective Amendment No. 2 as of March 31, 1998 total 7,321,053 shares. The registration fee in respect of such Common Stock was paid at the time of the original filing of the Registration Statement on Form S-4 relating to such Common Stock.

In addition, pursuant to Rule 416(c), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Houston Industries Incorporated Savings Plan, the NorAm Energy Corp. Employee Savings and Investment Plan and the Minnegasco Division Employees' Retirement Savings Plan described herein.

================================================================================

                            INTRODUCTORY STATEMENT
          Houston Industries Incorporated (formerly named Houston Lighting & Power Company) (the "Registrant" or the "Company") is filing this Post-Effective Amendment No. 2 on Form S-8 to Form S-4 Registration Statement relating to its Common Stock, without par value, and associated Rights to purchase its Series A Preference Stock, without par value (such Common Stock and associated Rights collectively, the "Common Stock"), which may be offered and sold pursuant to the terms of the Houston Industries Incorporated Savings Plan (the "HII Savings Plan"), the NorAm Energy Corp. Employee Savings and Investment Plan (the "NorAm Savings Plan"), the Minnegasco Division Employees' Retirement Savings Plan (the "Minnegasco Savings Plan"), the Houston Industries Incorporated Long-Term Incentive Compensation Plan, the 1994 Houston Industries Incorporated Long-Term Incentive Compensation Plan, the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan, the Houston Industries Incorporated Stock Benefit Plan and the Houston Industries Incorporated Stock Plan for Outside Directors (collectively, the "Plans"). With respect to the HII Savings Plan, the NorAm Savings Plan and the Minnegasco Savings Plan (collectively, the "Savings Plans"), this Registration Statement also covers related Plan participation interests.

          The purpose of this Post-Effective Amendment No. 2 is to add the NorAm Savings Plan to the Plans under which Common Stock (and related participation interests) may be offered and sold pursuant to this Registration Statement and to reallocate additional shares covered by this Registration Statement to the Minnegasco Savings Plan and the NorAm Savings Plan.

          This Post-Effective Amendment No. 2 on Form S-8 relates only to the Common Stock issuable pursuant to the terms of the Plans and related participation interests under the Savings Plans.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


          Note:  The document(s) containing the plan information required by
Item 1 of Form S-8 and the statement of availability of registrant information and any other information required by Item 2 of Form S-8 will be sent or given to participants as specified by Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"). In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. The Registrant shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant shall furnish to the Commission or its staff a copy or copies of all of the documents included in such file.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          The following documents filed with the Commission by the Company (File No. 1-3187) or by the Savings Plans pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as otherwise indicated, are hereby incorporated herein by reference:

          (1) the Annual Report on Form 10-K of the Company for the year ended December 31, 1997;

          (2) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 1998;

          (3) the description of the Common Stock contained in Item 4 of the Company's Registration Statement on Form 8-B, as filed with the Commission on July 30, 1997, pursuant to Section 12(b) of the Exchange Act;

          (4) the Annual Report on Form 11-K of the HII Savings Plan for the year ended December 31, 1996;

          (5) the Annual Report on Form 11-K of the NorAm Savings Plan for the year ended December 31, 1996, filed as an exhibit to the Form 10-K/A filed by NorAm Energy Corp. ("NorAm") for the year ended December 31, 1996, dated June 12, 1997; and

          (6) the Annual Report on Form 11-K of the Minnegasco Savings Plan for the year ended December 31, 1996, filed as an exhibit to NorAm's Form 10-K/A for the year ended December 31, 1996, filed August 7, 1997.

          All documents filed with the Commission by the Company and by the Savings Plans pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

          Any statement contained herein or incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Article 2.02.A.(16) and Article 2.02-1 of the Texas Business Corporation Act and Article V of the Company's Amended and Restated Bylaws provide the Company with broad powers and authority to indemnify its directors and officers and to purchase and maintain insurance for such purposes. Pursuant to such statutory and Bylaw provisions, the Company has purchased insurance against certain costs of indemnification that may be incurred by it and by its officers and directors.

          Additionally, Article IX of the Company's Restated Articles of Incorporation provides that a director of the Company is not liable to the Company or its shareholders for monetary damages for any act or omission in the director's capacity as director, except that Article IX does not eliminate or limit the liability of a director for (i) breaches of such Director's duty of loyalty to the Company and its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) transactions from which a director receives an improper benefit, irrespective of whether the benefit resulted from an action taken within the scope of the director's office, (iv) acts or omissions for which liability is specifically provided by statute and (v) acts relating to unlawful stock repurchases or payments of dividends.

          Article IX also provides that any subsequent amendments to Texas statutes that further limit the liability of directors will inure to the benefit of the directors, without any further action by shareholders. Any repeal or modification of Article IX shall not adversely affect any right of protection of a director of the Company existing at the time of the repeal or modification.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not Applicable.

ITEM 8.   EXHIBITS.

          The following documents are filed as a part of this Registration Statement or incorporated by reference herein:

                                                           Report or             SEC File or
Exhibit                                                  Registration            Registration     Exhibit
Number    Document Description                            Statement                Number        Reference
-----     --------------------                            ---------                ------        ---------
 4.1* -   Restated Articles of Incorporation of          Form 10-K for the           1-3187           3(a)
          the Company (Restated as of                    year ended
          September 1997)                                December 31,
                                                         1997

 4.2* -   Amended and Restated Bylaws of the             Form 10-K for the           1-3187           3(b)
          Company (as of December 1997)                  year ended
                                                         December 31,
                                                         1997

 4.3* -   Agreement and Plan of                          Form 8-K dated              1-7629           2
          Merger among Houston                           August 11, 1996
          Industries Incorporated
          ("Old HII"), the Company,
          HI Merger, Inc. ("Merger
          Sub") and NorAm Energy Corp.
          ("Old NorAm") dated as of
          August 11, 1996

 4.4* -   Amendment to Agreement and                     Registration              333-11329          2(c)
          Plan of Merger among Old                       Statement on
          HII, the Company, Merger                       Form S-4
          Sub and Old NorAm dated as of
          October 23, 1996

                                                             Report or             SEC File or
Exhibit                                                    Registration            Registration     Exhibit
Number      Document Description                            Statement                Number        Reference
-----       --------------------                            ---------                ------        ---------

 4.5* -     Amended and Restated Rights                    Registration              333-11329          4(b)(1)
            Agreement dated August 6, 1997                 Statement on Form S-4
            between the Company and Chase Bank
            of Texas, National Association,
            as Rights Agent, including form of
            Statement of Resolution Establishing
            Series of Shares designated Series A
            Preference Stock and form of Rights
            Certificate

 4.6* -     Houston Industries Incorporated                Combined Form               1-3187          99(c)
            Savings Plan (as amended and restated          10-Q for the                1-7629
            effective July 1, 1995)                        quarter ended
                                                           March 31, 1995

 4.7* -     First Amendment to Houston Industries          Combined Form               1-3187          99(g)
            Incorporated Savings Plan (as amended          10-Q for the                1-7629
            and restated effective July 1, 1995)           quarter ended June
            effective June 30, 1995                        30, 1995

 4.8* -     Second Amendment to Houston                    Combined Form               1-3187          99(e)
            Industries Incorporated Savings Plan           10-Q for the                1-7629
            (as amended and restated effective July        quarter ended
            1, 1995) effective August 1, 1996              June 30, 1997

 4.9*   -   Houston Industries Incorporated                Form 10-K for the           1-7629          10(s)(4)
            Savings Trust, as amended and                  year ended
            restated, effective July 1, 1995,              December 31,
            between the Company and the                    1995
            Northern Trust Company

 4.10** -   Minnegasco Division Employees'
            Retirement Savings Plan

 4.11** -   Second Amendment to Minnegasco
            Division Employees' Retirement
            Savings Plan

 4.12** -   Minnegasco Division Employees'
            Retirement Savings Plan Trust
            Agreement

  4.13* -   Houston Industries Incorporated Long-          Form 10-Q for the           1-7629          10(c)
            Term Incentive Compensation Plan               quarter ended
                                                           June 30, 1989

  4.14* -   First Amendment to Long-Term                   Form 10-K for the           1-7629          10(f)(2)
            Incentive Compensation Plan                    year ended
                                                           December 31,
                                                           1989

                                                             Report or             SEC File or
Exhibit                                                    Registration            Registration     Exhibit
Number      Document Description                            Statement                Number        Reference
-----       --------------------                            ---------                ------        ---------

 4.15*  -   Second Amendment to Long-Term                  Form 10-K for the           1-7629          10(k)(3)
            Incentive Compensation Plan                    year ended
                                                           December 31,
                                                           1992

 4.16*  -   1994 Houston Industries Incorporated           Form 10-K for the           1-7629          10(n)(1)
            Long-Term Incentive Compensation               year ended
            Plan                                           December 31,
                                                           1993
 4.17** -   First Amendment (effective May 9,
            1997) to 1994 Houston Industries
            Incorporated Long-Term Incentive
            Compensation Plan

 4.18*  -   Houston Industries Energy, Inc. Long-          Registration               033-56855        4.5
            Term Project Incentive Compensation            Statement on Form
            Plan                                           S-8

 4.19*  -   Houston Industries Incorporated Stock          Registration               033-50629        4.5
            Benefit Plan                                   Statement on Form
                                                           S-8

 4.20*  -   Houston Industries Incorporated Stock          Registration               333-04411        4.4
            Plan for Outside Directors                     Statement on Form
                                                           S-8

 4.21*  -   NorAm Energy Corp. Employee Savings and        Registration               333-32585       4.10
            Investment Plan                                Statement on Form
                                                           S-8

 4.22*  -   First Amendment to NorAm Energy Corp.          Registration               333-32585       4.11
            Employee Savings and Investment Plan           Statement on Form
                                                           S-8

 4.23*  -   Second Amendment to NorAm Energy Corp.         Registration               333-32585       4.12
            Employee Savings and Investment Plan           Statement on Form
                                                           S-8

 4.24*  -   Third Amendment to NorAm Energy Corp.          Registration               333-32585       4.13
            Employee Savings and Investment Plan           Statement on Form
                                                           S-8

 4.25*  -   Fourth Amendment to NorAm Energy Corp.         Registration               333-32585       4.14
            Employee Savings and Investment Plan           Statement on Form
                                                           S-8

 4.26*  -   NorAm Energy Corp. Employee Savings and        Registration               333-32585       4.15
            Investment Plan Trust Agreement                Statement on Form
                                                           S-8

 5.1**  -   Opinion of Baker & Botts, L.L.P. [No
            opinion is being filed with this Post-
            Effective Amendment No. 2 because no
            securities to be originally issued are
            included in the Common Stock to be
            reallocated to the Minnegasco Savings
            Plan and the NorAm Savings Plan.]



                                                             Report or             SEC File or
Exhibit                                                    Registration            Registration     Exhibit
Number      Document Description                            Statement                Number        Reference
-----       --------------------                            ---------                ------        ---------

 5.2    -   The registrant undertakes that the
            Savings Plans and any amendment
            thereto have been or will be submitted
            to the Internal Revenue Service
            ("IRS") in a timely manner and all
            changes required by the IRS for the
            Savings Plans to be qualified under
            Section 401 of the Internal Revenue
            Code have been or will be made.

 23.1   -   Consent of Deloitte & Touche LLP

 23.2   -   Consent of Coopers & Lybrand L.L.P.

 23.3** -   Consent of Baker & Botts, L.L.P.
            (included in Exhibit 5(a))

 24**   -   Powers of Attorney

________________

*  Incorporated herein by reference as indicated.
** Previously filed.

ITEM 9.   UNDERTAKINGS.

          (a)  The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                   (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

                   (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                   (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          Provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment on Form S-8 to Form S-4 Registration Statement and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on May 22, 1998.

                                 HOUSTON INDUSTRIES INCORPORATED

                                 By:        /s/ Don D. Jordan
                                    -----------------------------------
                                      (Don D. Jordan, Chairman and
                                          Chief Executive Officer)

          Pursuant to the requirements of the Securities Act, this Amendment on Form S-8 to Form S-4 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    Signatures                           Title                         Date
    ----------                           -----                         ----
/s/ Don D. Jordan              Chairman and Chief Executive        May 22, 1998
--------------------------     Officer and Director
(Don D. Jordan)                (Principal Executive Officer and
                               Director)


/s/ Stephen W. Naeve           Senior Vice President and           May 22, 1998
--------------------------     Chief Financial Officer
(Stephen W. Naeve)             (Principal Financial Officer)


/s/ Mary P. Ricciardello       Vice President and                  May 22, 1998
--------------------------     Comptroller
(Mary P. Ricciardello)         (Principal Accounting Officer)



JAMES A. BAKER III, RICHARD E.
BALZHISER, MILTON CARROLL,
JOHN T. CATER, ROBERT J.
CRUIKSHANK, LINNET F. DEILY,   A majority of the Board of          May 22, 1998
LEE W. HOGAN, ALEXANDER F.     Directors
SCHILT, BERTRAM WOLFE,
R. STEVE LETBETTER *


*By:  /s/ Hugh Rice Kelly
    ---------------------------------
 (Hugh Rice Kelly, Attorney-In-Fact)

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Benefits Committee has duly caused this Amendment to be signed on behalf of the Houston Industries Incorporated Savings Plan by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 22, 1998.

                                    HOUSTON INDUSTRIES INCORPORATED SAVINGS PLAN



                                    By:  /s/ Lee W. Hogan
                                       ------------------------------------
                                         (Lee W. Hogan)
                                         Chairman of the Benefits Committee



THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Benefits Committee has duly caused this Amendment to be signed on behalf of the Minnegasco Division Employees' Retirement Savings Plan by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 22, 1998.

                                    MINNEGASCO DIVISION EMPLOYEES' RETIREMENT
                                    SAVINGS PLAN



                                    By:  /s/ Lee W. Hogan
                                        ------------------------------------
                                        (Lee W. Hogan)
                                        Chairman of the Benefits Committee



THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Benefits Committee has duly caused this Amendment to be signed on behalf of the NorAm Energy Corp. Employee Savings and Investment Plan by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 22, 1998.

                                    NORAM ENERGY CORP. EMPLOYEE SAVINGS AND
                                    INVESTMENT PLAN


                                    By:  /s/ Lee W. Hogan
                                       ------------------------------------
                                        (Lee W. Hogan)
                                        Chairman of the Benefits Committee

                               INDEX TO EXHIBITS


                                                             Report or             SEC File or
Exhibit                                                    Registration            Registration     Exhibit
Number      Document Description                            Statement                Number        Reference
-----       --------------------                            ---------                ------        ---------
 4.1*   -   Restated Articles of Incorporation of         Form 10-K for             1-3187              3(a)
            the Company (Restated as of                   the year ended
            September 1997)                               December 31, 1997

 4.2*   -   Amended and Restated Bylaws of the            Form 10-K for the         1-3187              3(b)
            Company (as of December 1997)                 year ended
                                                          December 31, 1997

 4.3*   -   Agreement and Plan of Merger among            Form 8-K dated             1-7629             2
            Houston Industries Incorporated ("Old         August 11, 1996
            HII"), the Company, HI Merger, Inc.
            ("Merger Sub") and NorAm Energy Corp.
            ("Old NorAm") dated as of August 11, 1996

 4.4*   -   Amendment to Agreement and Plan of            Registration             333-11329            2(c)
            Merger among Old HII, the Company,            Statement on
            Merger Sub and Old NorAm dated as of          Form S-4
            October 23, 1996

 4.5*   -   Amended and Restated Rights                   Registration             333-11329            4(b)(1)
            Agreement dated August 6, 1997                Statement on
            between the Company and Chase                 Form S-4
            Bank of Texas, National Association,
            as Rights Agent, including form of
            Statement of Resolution Establishing
            Series of Shares designated Series A
            Preference Stock and form of Rights
            Certificate

 4.6*   -   Houston Industries Incorporated               Combined Form             1-3187             99(c)
            Savings Plan (as amended and restated         10-Q for the              1-7629
            effective July 1, 1995)                       quarter ended
                                                          March 31, 1995

 4.7*   -   First Amendment to Houston Industries         Combined Form             1-3187             99(g)
            Incorporated Savings Plan (as amended         10-Q for the              1-7629
            and restated effective July 1, 1995)          quarter ended
            effective June 30, 1995                       June 30, 1995

 4.8*   -   Second Amendment to Houston                   Combined Form             1-3187             99(e)
            Industries Incorporated Savings Plan          10-Q for the              1-7629
            (as amended and restated effective July       quarter ended
            1, 1995) effective August 1, 1996             June 30, 1997

                                                             Report or             SEC File or
Exhibit                                                    Registration            Registration     Exhibit
Number      Document Description                            Statement                Number        Reference
-----       --------------------                            ---------                ------        ---------
 4.9*   -   Houston Industries Incorporated               Form 10-K for the         1-7629             10(s)(4)
            Savings Trust, as amended and                 year ended
            restated, effective July 1, 1995,             December 31, 1995
            between the Company and the
            Northern Trust Company

 4.10** -   Minnegasco Division Employees'
            Retirement Savings Plan

 4.11** -   Second Amendment to Minnegasco
            Division Employees' Retirement
            Savings Plan

 4.12** -   Minnegasco Division Employees'
            Retirement Savings Plan Trust
            Agreement

 4.13*  -   Houston Industries Incorporated Long-         Form 10-Q for the         1-7629             10(c)
            Term Incentive Compensation Plan              quarter ended
                                                          June 30, 1989

 4.14*  -   First Amendment to Long-Term                  Form 10-K for             1-7629             10(f)(2)
            Incentive Compensation Plan                   the year ended
                                                          December 31,
                                                          1989

 4.15*  -   Second Amendment to Long-Term                 Form 10-K for the         1-7629             10(k)(3)
            Incentive Compensation Plan                   year ended
                                                          December 31,
                                                          1992

 4.16*  -   1994 Houston Industries Incorporated          Form 10-K for the         1-7629             10(n)(1)
            Long-Term Incentive Compensation              year ended
            Plan                                          December 31,
                                                          1993

 4.17** -   First Amendment (effective May 9,
            1997) to 1994 Houston Industries
            Incorporated Long-Term Incentive
            Compensation Plan

 4.18*  -   Houston Industries Energy, Inc. Long-         Registration              033-56855           4.5
            Term Project Incentive Compensation           Statement on Form
            Plan                                          S-8

 4.19*  -   Houston Industries Incorporated Stock         Registration              033-50629           4.5
            Benefit Plan                                  Statement on Form
                                                          S-8

 4.20*  -   Houston Industries Incorporated Stock         Registration              333-04411           4.4
            Plan for Outside Directors                    Statement on Form
                                                          S-8

                                                             Report or             SEC File or
Exhibit                                                    Registration            Registration     Exhibit
Number      Document Description                            Statement                Number        Reference
-----       --------------------                            ---------                ------        ---------
 4.21*  -   NorAm Energy Corp. Employee Savings and        Registration             333-32585           4.10
            Investment Plan                                Statement on Form
                                                           S-8

 4.22*  -   First Amendment to NorAm Energy Corp.          Registration             333-32585           4.11
            Employee Savings and Investment Plan           Statement on Form
                                                           S-8

 4.23*  -   Second Amendment to NorAm Energy Corp.         Registration             333-32585           4.12
            Employee Savings and Investment Plan           Statement on Form
                                                           S-8

 4.24*  -   Third Amendment to NorAm Energy Corp.          Registration             333-32585           4.13
            Employee Savings and Investment Plan           Statement on Form
                                                           S-8

 4.25*  -   Fourth Amendment to NorAm Energy Corp.         Registration             333-32585           4.14
            Employee Savings and Investment Plan           Statement on Form
                                                           S-8

 4.26*  -   NorAm Energy Corp. Employee Savings and        Registration             333-32585           4.15
            Investment Plan Trust Agreement                Statement on Form
                                                           S-8

 5.1**  -   Opinion of Baker & Botts, L.L.P. [No
            opinion is being filed with this Post-
            Effective Amendment No. 2 because no
            securities to be originally issued are
            included in the Common Stock to be
            reallocated to the Minnegasco Savings
            Plan and the NorAm Savings Plan.]

 5.2    -   The registrant undertakes that the
            Savings Plans and any amendment
            thereto have been or will be submitted
            to the Internal Revenue Service
            ("IRS") in a timely manner and all
            changes required by the IRS for the
            Savings Plans to be qualified under
            Section 401 of the Internal Revenue
            Code have been or will be made.

23.1    -   Consent of Deloitte & Touche LLP

23.2    -   Consent of Coopers & Lybrand L.L.P.

23.3**  -   Consent of Baker & Botts, L.L.P.
            (included in Exhibit 5(a))

24**    -   Powers of Attorney

________________

*  Incorporated herein by reference as indicated.
** Previously filed.